UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange

Huntsman International LLC	NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01 — Entry into a Material Definitive Agreement.

Equity and Asset Purchase Agreement

On August 9, 2022, Huntsman International LLC, a Delaware limited liability company (“Huntsman”), Archroma Operations S.à.r.l., a Luxembourg société à responsabilité limitée (the “Archroma Operations”) and Archroma Germany GmbH, a German company with limited liability (“Archroma Germany”) and solely for purposes set forth in the Purchase Agreement, SKES Investment 2 S.à r.l. (the “Archroma Financing Party”) and together with Archroma Operations and the Archroma Germany, “Archroma”), entered into an Equity and Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Archroma will acquire (1) all of the equity of certain Huntsman subsidiaries and (2) certain assets and liabilities of certain other Huntsman subsidiaries, in each case which comprise of Huntsman’s “Textile Effects” business segment (collectively, the “Business” and such transaction, the “Acquisition”).

Consideration

On the terms and subject to the conditions set forth in the Purchase Agreement, which has been approved by Huntsman Corporation’s and Huntsman’s respective board of directors and board of managers, at the closing of the Acquisition (the “Closing”), Archroma will purchase the Business for total consideration of $717,573,000 (the “Purchase Price”). The Purchase Price is subject to Closing and post-Closing adjustments for deviations from net working capital, net indebtedness and assumed net underfunded pension obligations of the Business and a portion of Purchase Price, not to exceed $80,000,000, will be in the form of preferred equity certificates of the Archroma Financing Party (an indirect parent of Archroma Operations).

Conditions to the Acquisition

The consummation of the Acquisition is subject to certain closing conditions, including, among others, (a) the absence of adverse laws or orders, (b) the approval of the Acquisition under the relevant laws in Brazil, China, Colombia, Germany, India, Pakistan and Vietnam, (c) the representations and warranties of Huntsman, Archroma and Archroma Germany being true and correct, subject to the materiality standards contained in the Purchase Agreement, (d) material compliance by each party with its covenants, and (e) other conditions and closing deliverables as further described in the Purchase Agreement.

Certain Other Terms of the Purchase Agreement

The Purchase Agreement contains customary representations, warranties, indemnities and covenants, including covenants providing for Huntsman to conduct the Business in all material respects in the ordinary course during the period between the execution of the Purchase Agreement and the Closing.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Huntsman or to modify or supplement any factual disclosures about Huntsman in its public reports filed with the SEC. The Purchase Agreement includes representations, warranties and covenants of Huntsman, made solely for the purposes of the Purchase Agreement and which may be subject to important qualifications and limitations agreed to by Huntsman, Archroma and Archroma Germany in connection with the negotiated terms of the Purchase Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to Huntsman’s SEC filings or may have been used for purposes of allocating risk among Huntsman, Archroma and Archroma Germany rather than establishing matters as facts.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Huntsman has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transaction, including future financial and operating results and expected cost savings related to the contemplated transaction, the plans, objectives, expectations and intentions of Huntsman, the expected timing of the completion of the contemplated transaction. Such statements are based on the current expectations of the management of Huntsman and are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Huntsman nor any of its respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the contemplated transaction; the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the effects of disruption caused by the announcement of the contemplated transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transaction; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; and other risks and uncertainties discussed in Huntsman’s filings with the SEC, including the “Risk Factors” section of Huntsman’s annual report on Form 10-K for the fiscal year ended December 31, 2021. You can obtain copies of Huntsman’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Huntsman does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibits
2.1	Equity and Asset Purchase Agreement, dated as of August 9, 2022, by and among Huntsman, Archroma, Archroma Germany and solely for purposes set forth in the Purchase Agreement, the Archroma Financing Party.*

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Huntsman agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION HUNTSMAN INTERNATIONAL LLC

/s/ DAVID M. STRYKER
David M. Stryker
Executive Vice President, General Counsel and Secretary

Dated: August 9, 2022